Rodman & Renshaw
Annual Global Investment Conference
November 2008

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of
1995: Any statements set forth in this presentation that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as industry cyclicality and over capacity, increased price of raw materials, increased cost related to environmental compliance, ability to compete with international steel companies, regulatory changes in China and the U.S., and other information detailed from time to time in the China Precision Steel filings and future filings with the United States Securities and Exchange Commission.

The forward-looking statements contained in this presentation are made only of this date, and China Precision Steel is under no obligation to revise or update these forward-looking statements.

Equity Snapshot

        Listed on the NASDAQ

Symbol:

CPSL

Price (11/6/08):

$2.12

Market Cap:

$98.58 M

Shares Outstanding:

46.5 M

Revenues (ttm):

$85.9 M

Gross Profit (ttm):

$19.5 M

Net Income (ttm)

$15.6 M

EPS (ttm)

$0.34

Auditors:

Moore Stephens

Legal:

Pillsbury Winthrop Shaw Pittman LLP

Investment Highlights

Targeting high margin, specialty precision steel niche
market

Growth in domestic market share being driven by
manufacturers switching from higher priced imports

Increasing manufacturing capacity with addition of
third cold-rolling mill

Increasing penetration in international markets

Greater brand awareness enhances market visibility

Patented technology combined with internal know-how
supports position as leading domestic manufacturer

Key Accomplishments

July 2002: Shanghai Chengtong Precision Strip Co., Ltd established in Shanghai as a sino-
foreign JV

Feb 2003: Commenced production of cold rolled steel products

Oct 2006: Commenced production from second cold rolling mill

Dec 29, 2006: Began trading on NASDAQ under ticker CPSL

Nov 6, 2007: China Precision Steel successfully completed $47.9 million financing

June 27, 2008: CPSL joins Russell 3000 Index and Russell Global Index

June 24, 2008: Awarded Technological Achievements Certifications by
Shanghai Municipal Office for high-strength cold-rolled steel strip products

Nov 2008: Commenced installation of third cold rolling mill

Corporate Overview

Utilizes patented systems and high technology reduction processing procedures to produce precision steel coils and sheets in customized thicknesses

Increasing penetration of export markets

Developing leading brand name within China

20,000 square meters production facilities in Shanghai

283 employees

Headquarters: Sheung Wan, Hong Kong

China Precision Steel is a niche precision steel processing company that processes highly specialized precision, ultra-thin and high strength

(7.5 mm to 0.03 mm) cold-rolled steel products

Business Strategy

Transforming commodity steel into premium specialty precision steel

Focusing on niche markets with sustainable margins

High value products allows raw material price fluctuations to be passed on to customers

Expanding manufacturing capacity to fulfill strong demand

Higher average selling price on new capacity yields higher profit margin

Building internationally competitive national
leading brand

Supplementing revenue growth with

            stainless steel processing

Leveraging China’s lower operating cost base

            while meeting international production standards

BAOSTEEL
posco
CPS
China Precision Steel
Increasing Technological Processing / Value-added

Hot Roll & Cold Roll Technology

HR products manufactured
by the hot strip mill, include:

Hot-rolled steel strips

Hot-rolled sheets cut
from the strips

Main usage: auto, home
structures, pipes, home
appliances

Steel Slabs

Raw Material for
Hot-Rolling
Mills

Hot-Rolling

(“HR”)

Higher value add

Advanced technology processing

Cold-rolled steel enhances end product
value

Better strength

Drawability

Formability

Paintability

Main usages: home appliances, autos,
packaging, exterior construction materials

Precision
Cold- Rolling

(“CR”)

Specialty Steel Products

Ultra-thin and high-strength cold-rolled precision steel strips ranging from 7.5 mm to 0.03 mm

40 different types of precision steel products and

Over one hundred specifications

Product Category

Gross Margins

Applications

Low carbon cold-rolled steel

Thickness: 0.03 to 7.5 mm

10% - 30%

Food packaging, steel roofing, kitchen tools,
drawer slide rails

High carbon cold-rolled steel

Thickness: 0.5 to 7.5 mm

20% - 40%

Automobile components, saw blades,
weaving needles, springs

Other
10%
High
Carbon
40%
Low
Carbon
50%
High Carbon
Low Carbon
Other

Other
19%
High
Carbon
21%
Low
Carbon
60%
High Carbon
Low Carbon
Other

Revenue by Product Line

1Q 2009

Source: SEC filings, audited for year end

FY2008

NESCAFÉ
Coffee mate
EIGHT O'CLOCK
MAXX
X.O

10/04/2006

Low Carbon Steel Series

Food Packaging

Steel Roofs

Home Appliances

High Carbon Steel Series

Automobile Components

Grinding Pieces

Saw Blades

Weaving Needles

Bearing Springs

Mechanical Components

Weaving needle

Clutch

Saw

Plane Friction Disk

Knives

International Quality Control Standards

Accreditation of the International Organization for
Standardization

    (“ISO”) Technical Standards (“TS”) 16949 in 2004

ISO Technical Specifications are compatible with global
automotive industry quality system standards

American (QS-9000)

German (VDA6.1)

French (EAQF)

Italian (AVSQ)

ISO/TS 16949

American

(QS-9000)

German

(VDA6.1)

French

(EAQF)

Italian

(AVSQ)

Precision steel segment in China is estimated to be growing at over 20% annually vs. GDP growth of around 8% in China

Domestic high-end precision steel market is estimated at
around 2.5-3.0 million tons

Approximately 85%, or 2.1-2.6 million tons, is imported from

Korea

Japan

Europe and

United States

Precision Steel Industry in China

Source: China Precision Steel

CRM
中铁物资
SINOSTEEL
BAOSTEEL
UNIMAX
Valeo
法雷奥
PS
PS
PS
PS
PS
PS

China

Diversified Customers in Growing Markets

Philippines

Thailand

Nigeria

Indonesia

Ethiopia

Shanghai
Changshuo

Shanghai
Bayou

Shanghai
Shengjieda

Shanghai
Ruixuefeng

About 210 Customers Globally

Growth Drivers

China’s booming economy and growing middle class supports
increasing nationwide demand for:

Automobile parts

Saw blades

Weaving needles

Microelectronics

Packing and containers

Domestic market for cold-rolled steel sheets is estimated at 20 million tons

Chinese production is less than 15% of domestic demand

High cost imports = 85% - 90% of total demand

Source: China Precision Steel

Hot Rolled Sheet and Cold Rolled Sheet
Production in China

Source: Orient Securities Co. Ltd.

(in million tons)

Cold Rolled Production has lagged behind Hot Rolled

55.2

78.0

101.2

125.7

106.4

16.7

31.6

49.0

64.9

51.4

2004

2005

2006

2007

9 mons 2008

HR Sheet Production

CR Sheet Production

Hot Rolled and Cold-Roll Steel Average Price

Cold-rolled steel prices maintain a consistent premium to hot-rolled steel

Source: Bloomberg.com and Orient Securities Co. Ltd.

HR Specification: 3mm                                                      CR Specification: 1mm

(RMB/Tonne)

1000

4000

7000

10000

Jan

/

03

Jul

/

03

Jan

/

04

Jul

/

04

Jan

/

05

Jul

/

05

Jan

/

06

Jul

/

06

Jan

/

07

Jul

/

07

Jan

/

08

Jul

/

08

CR

HR

Continued Capacity Expansion

3 cold-rolling mills

1100 mm width

Max capacity 100,000 tons

1450 mm width

Max capacity 150,000 tons

Ramping up to Full
Capacity by year end 2009

Commencing Operation
Summer 2009

1400 mm width
Max capacity
150,000 tons

Operating at full
capacity of 70,000 tons
(complex products)

Ultra-thin, Cold-rolled Precision Steel

Niche segment with only a few competitors

Domestic Competitors

Longteng Precision Strip Chaoyang

International Competitors

Shinwoo in Korea

Key Differentiators

Low labor cost

Expertise and specialized equipment

Ultra-thin and stronger steel sheets

Customization to customer specs

Shorter lead times    Faster Delivery

Unique Competitor in Niche Market

CPSL is the ONLY Chinese manufacturer producing High-Carbon Cold-
Rolled steel with

Width greater than 1000 mm - up to 1450mm

More than 2.5mm in thickness - up to 7.5 mm

     Domestic competitors: Longteng Precision Strip and Chaoyang focus on

Low Carbon Cold-Rolled steel with maximum width of 400mm

Production facilities operate at full utilization rate

Advanced technology creates high barriers to entry

Dedicated R&D efforts to launch new products targeted to new segments, customers and markets

CPSL usually prices its product at a 5-10% discount to the imported product with a 30– to 40– day advantage in delivery times

Management Team

Leada Tak Tai Li, Chief Financial Officer

Assistant to Chairman at STAR Pharmaceutical Limited

Audit assistant at KPMG, Hong Kong

Investment Analyst at Suez Asia Holdings (HK) Limited

Bachelor with dual major in Accounting and Finance, University of Melbourne in Australia

Master of Science Degree in Accounting and Finance, Napier University, United Kingdom

Wo Hing Li, Chairman

Chairman and Executive Director since July 2002

Non-Executive Director of China Petrotech Holdings Limited

Master Degree in Business Administration, Murdoch University of Australia

PhD in Management, the University of International Business & Economics of China and the
European University of Ireland

Hai Sheng Chen, General Manager, Senior Engineer

Co-founder of China Precision Steel

Executive MBA Degree, China Europe International Business School

Bachelors Degree in Metallic Pressure Processing, Beijing University of Science and Technologies

Source: SEC filings, audited for year end

Revenues (in US$ millions)

Revenue Growth

$53.15

$34.88

$53.96

$87.74

$27.19

$25.35

2005 FY

2006 FY

2007 FY

2008 FY

1Q 2008

1Q 2009

3 yr. CAGR 44%
28.6%
27.9%
25.6%
25.5%
14.3%
15.6%

Gross Profit, Strong Margins

Source: SEC filings, audited for year end

$3.95

$7.58

$6.94

$10.00

$15.03

$22.50

$0

$8

$16

$24

2005 FY

2006 FY

2007 FY

2008 FY

1Q 2008

1Q 2009

0%

20%

40%

Gross Profit ($M)

Gross Margin

3 yr. CAGR 46%
12.0%
24.1%
15.4%
21.2%
21.5%
11.3%

Source: SEC filings, audited for year end

Net Income, Profit Margin

$6.00

$8.30

$18.58

$5.84

$2.88

$8.40

$0

$7

$14

$21

2005 FY

2006 FY

2007 FY

2008 FY

1Q 2008

1Q 2009

0%

15%

30%

Net Income ($M)

Net Margin

Select Balance Sheet Data

In $millions

09/30/2008

06/30/2008

Cash and Equivalents

$10.33

$18.57

Current Assets

$103.94

$108.13

Total Assets

$167.81

$165.54

Current Liabilities

$44.28

$45.23

Long-term Liabilities

  $0.00

$0.00

Shareholders’ Equity

$123.52

$120.31

Investment Summary

Broad and diversified customer base strengthens long-
term growth

Strong domestic demand as manufacturers switch from
higher cost international producers

Expanding market position enhances brand recognition

Additional third cold-rolled mill supports
revenue growth

Increasing market penetration in developing
international markets

Advanced technology and processing supports
competitive position

Contact Information

China Precision Steel, Inc.

Dan Carlson , Non-Executive Director              Leada Li, CFO

Phone: 415-460-1165      Phone: +86 21 5994 8500

E-mail: danielcarlson@comcast.net                      E-mail: LeadaLi@biznetvigator.com

123 Lao Dong Road, Xuhang County, Jiading District, Shanghai 201809

Web Site: www.chinaprecisionsteelinc.com

Elite Investor Relations

Leslie Richardson

Hong Kong

Phone 852-3183 0283

E-mail: leslie.richardson@elite-ir.com

Web Site: www.elite-ir.com

THANK YOU